UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2012

VIRTUSA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33625	04-3512883
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

2000 West Park Drive Westborough, Massachusetts	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 389-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Entry into a Material Definitive Agreement and Exhibits

Item 1.01 - Entry into a Material Definitive Agreement.

On September 29, 2012, Virtusa (India) Private Limited, a subsidiary of Virtusa Corporation (the “Company”) and incorporated in India (“Virtusa India”), entered into a lease agreement with DLF Assets Private Limited, a company incorporated in India (“DLF”), for the lease of approximately 29,218 square feet, commencing July 1, 2012 (“Phase I”), and for an additional 44,432 square feet commencing October 1, 2012 (“Phase II”, and together with Phase I, a “Phase”) in Chennai, India (the “Lease”), each for a term of five years from their applicable lease commencement date; provided that Virtusa India may terminate each Phase of the Lease at any time after 30 months of commencement of the Lease for such Phase on six months prior written notice.  Under the terms of the Lease, Virtusa India also has the right to renew each Phase for an additional term of five years.   The initial annual base rent for the Lease is approximately $713,000 and increases 15% over the last paid rent at the end of thirty-six (36) months to approximately $820,000 (covering both Phases). If the Lease is renewed beyond the initial five year term, the annual base rent under the Lease increases by an additional 15% over the last paid rent at the end of seventy-two (72) months to $942,000, and an additional 15% over the last paid rent at the end of one hundred and eight (108) months to an annual base rent of approximately $1,084,000 in year 10 (if applicable) (covering both Phases).  In connection with the Lease, Virtusa India has paid an aggregate security deposit of approximately $484,000 to DLF, which will increase on the same percentages as the increase in the annual rents under the Lease (covering both Phases).

In addition to the base rent, Virtusa India will also pay its proportionate share of building operating expenses, maintenance expenses, insurance expenses and real estate taxes.

The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the Lease, which is attached as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1        Lease Deed by and between Virtusa India Private Limited and DLF Assets Private Limited dated as of September 29, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virtusa Corporation

Date: October 3, 2012	By:	/s/ Ranjan Kalia
Ranjan Kalia
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1	Lease Deed by and between by and between Virtusa India Private Limited and DLF Assets Private Limited dated as of September 29, 2012.